1933 Act File No. 033-13019
1940 Act File No. 811-05083

Van Eck Worldwide Insurance Trust
Worldwide Absolute Return Fund

Supplement dated October 15, 2008
to the Prospectus
dated May 1, 2008

     This Supplement updates certain information contained in the above dated Prospectus for Van Eck Worldwide Insurance Trust (the “Trust”) regarding Worldwide Absolute Return Fund (the “Fund”), a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus is revised as follows:

1.	The paragraph below replaces the fourth full paragraph on page 5 of the Prospectus:

“Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub-Adviser in such Underlying Fund.”

2.	The sentence below replaces the last sentence of footnote 3 on page 15 of the Prospectus:

“Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub-Adviser in such Underlying Fund.”

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